EXHIBIT 32

CERTIFICATIONS

I, Ezra Dabah, Chairman and Chief Executive Officer of The Children’s Place Retail Stores, Inc. (the “Company”), pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, do hereby certify as follows:

1.     The annual report of the Company on Form 10-K for the year ended January 31, 2004 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.     The information contained in such annual report fairly presents, in all material respects, the financial condition and results of operations of the Company.

IN WITNESS WHEREOF, I have executed this Certification this 15th day of April, 2004.

By:	/s/ Ezra Dabah
Chairman of the Board and
Chief Executive Officer

I, Seth L. Udasin, Vice President and Chief Financial Officer of The Children’s Place Retail Stores, Inc. (the “Company”), pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, do hereby certify as follows:

1.     The annual report of the Company on Form 10-K for the year ended January 31, 2004 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.     The information contained in such annual report fairly presents, in all material respects, the financial condition and results of operations of the Company.

IN WITNESS WHEREOF, I have executed this Certification this 15th day of April, 2004.

By:	/s/ Seth L. Udasin
Vice President and
Chief Financial Officer